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                                                                     EXHIBIT 23

                                               CONSENT OF INDEPENDENT AUDITORS



       We consent to the incorporation by reference in Registration Statement Nos. 33-19274, 33-50543, 33-50715 and 33-50617 of Duke Power Company on
Form S-3 and Registration Statement No. 2-72172 of Duke Power Company on
Form S-8 of our report dated February 9, 1996, appearing in this Form 10-K of Duke Power Company filed with the Securities and Exchange Commission on March 12, 1996.




                                                           DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 12, 1996